UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2011


                            THE X-CHANGE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                     002-41703                   90-0156146
      (State or Other                (Commission                (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)

12655 NORTH CENTRAL EXPRESSWAY, SUITE 1000, DALLAS TX              75243
      (Address of Principal Executive Office)                    (Zip Code)

                                 (972) 386-7350
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed below and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as those discussed elsewhere in this report. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", the "Company" and "X-Change" refer to The X-Change Corporation.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as of the date of this Current Report, given the current level of our operations, the Company is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Therefore, the Company is filing this report to disclose such information as would be required if the registrant were filing a general form for registration of securities on Form 10.

FORM 10 DISCLOSURE

ITEM 1. BUSINESS

CORPORATE HISTORY

GENERAL

The X-Change Corporation (Company) was incorporated under the laws of the State of Delaware on February 5, 1969 and changed its corporate domicile to the State of Nevada on October 4, 2000. We were originally organized to seek merger and/or acquisition candidates and engaged in various transactions since our inception. As of December 31, 2008, we had disposed of all assets and operations.

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Our principal office is located at 12655 North Central Expressway, Suite 1000,
Dallas, Texas 75243 and our telephone number is (972) 386-7350. Currently, the Company has no known exposures to any current or proposed climate change legislation which could negatively impact the Company's operations or require capital expenditures to become compliant.

RECENT ACQUISITION OF ASSETS

On May 31, 2011, the Company acquired a casino ship, the "MV Texas Star Casino" ("Texas Star"), from CJP Entertainment, LLC, in exchange for the issuance of two million (2,000,000) shares of the Company's common stock, in restricted form. The Texas Star is currently berthed in Freeport, Texas. On June 6, 2010, the Company has also entered into a Letter of Intent ("LOI") with George J. Akmon and Jerry Monday & Associates, LLC (collectively referred to as "Operators") to operate the Texas Star outside the nine mile territorial waters of Texas, in international waters, as a casino ship.

The Texas Star is registered in Panama and was built in 1977 in Louisiana by Halter Marine, Inc. In 1986, it was converted to a day cruise casino vessel. It can carry 495 passengers and it 47.2 meters long (155.7 feet). It is a twin diesel, twin screw, twin rudder welded steel passenger ship. The ship as originally built was an ocean going, heavy duty oil rig supply vessel so it is built to a very high standard. A valuation prepared in 2006 valued the ship at $7,980,000 and the casino equipment at $2,000,000. The Company is presently evaluating the condition of the ship and estimating what repairs and upgrades will be required in order to commence operating the ship on a regular schedule. The Company may ultimately decide to sell or lease the ship out to other operators.

On August 18, 2011, The X-Change Corporation (the "Company") entered into an Asset Purchase Agreement with Old West Entertainment Corp. ("Old West"), a Nevada corporation, which is not affiliated with the Company. As part of the Agreement, the Company acquired all right, title and interest in all of Old West's Operating Entertainment Business (the "Assets'). The Assets include a website, client base, capital assets, hardware, software, intellectual property as well as all of Old West's artists, properties, patents, trademarks and distribution rights and agreements relating to Old West's music and entertainment business. The Company will also assume all rights and obligations under a Management Consulting Agreement between Old West and Arthur Molina Jr., also known in the music business as "Frost." In exchange, the Company will issue one million shares (1,000,000) of its common stock, in restricted form, to Old West.

Old West focuses on hip-hop entertainment and is headed by Frost, a rapper and hip-hop legend. Old West is an entertainment company specializing in all aspects of entertainment including music, feature films, television, home video/DVD and major events. The Company intends to utilize the Old West assets it has acquired to establish itself in the entertainment industry including music, developing new artists, movies, TV shows, and concert and event promotion.

As part of the Agreement, Frost will be issued five million shares (5,000,000) of the Company's common stock and will be appointed President and CEO of the Company. The Company will also issue five million shares (5,000,000) of its common stock in restricted form to the Bogat Family Trust as consideration for the management services it will be providing to the Company in operating the music and entertainment portion of the business.

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EMPLOYEES

The Company currently has no employees. Management of the Company expects to use consultants, attorneys and accountants as necessary. If the Company is able to secure the funding necessary to make the required upgrades to the ship, it may operate the ship. If not, the Company will either sell or lease the ship out to other charter operators. As the Company needs employees, it will employ them.

Since the Company has acquired certain assets from Old West, the Company intends to primarily focus its activities in the entertainment industry.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC's web site, www.sec.gov.

ITEM 1A. RISK FACTORS

RISK FACTORS

RISKS RELATING TO OUR COMPANY AND BUSINESS

OUR OPERATIONS ARE IN THE DEVELOPMENT STAGE AND HAVE NOT GENERATED ANY REVENUES TO DATE. THERE IS NO GUARANTEE THAT WE WILL EVER BE ABLE TO MARKET AND OPERATE THE TEXAS STAR.

There can be no assurance that our marketing and sales efforts will be successful, that we will be able to sell our gambling excursions or operate profitably or that our cruises will be successfully marketed in the future. We currently do not expect to receive significant revenues from our operations over the next year.

WE HAVE NO TRACK RECORD THAT WOULD PROVIDE A BASIS FOR ASSESSING OUR ABILITY TO CARRY ON SUCCESSFUL BUSINESS ACTIVITIES. WE MAY NOT BE SUCCESSFUL IN IMPLEMENTING OUR BUSINESS OBJECTIVES.

The revenue potential of our proposed business and operations is unproven and the lack of an operating history makes it difficult to evaluate the future prospects of our business. There is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. We have no track record of successful business activities, strategic decision-making by management, revenue production, or other factors that would allow an investor to assess the likelihood that we will be successful in marketing and sales of our cruises. There is a substantial risk that we will not be successful in implementing our business plan, or if initially successful, in thereafter generating any operating revenues or in achieving profitable operations.

In addition, we recently acquired certain entertainment assets and plan on moving forward in the entertainment industry through this asset acquisition. Our newly appointed CEO, Arthur Molina, Jr., has extensive experience in the music and entertainment industry as a recording artist. However, the Company will have to raise capital or secure loans to advance its operations in this industry.

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OUR AUDITORS HAVE EXPRESSED SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A
GOING CONCERN. IF WE DO NOT HAVE SUFFICIENT FUNDING, WE MAY HAVE TO SUSPEND OR CEASE OPERATIONS WITHIN TWELVE MONTHS.

Our audited financial statements for the year ended December 31, 2010 were prepared using the assumption that we will continue our operations as a going concern. We were incorporated in 1969 and do not have a history of earnings in recent years. As a result, our independent accountants in their audit report have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financing activities or to generate profitable operations. Such activities may not be available or may not be available on reasonable terms. We believe that if we do not have sufficient funding, we may have to suspend or cease operations within twelve months. Therefore, we may be unable to continue operations in the future as a going concern. If we cannot continue as a viable entity, our stockholders may lose some or all of their investment in the Company.

WE ARE A SMALL COMPANY WITH LIMITED RESOURCES COMPARED TO SOME OF OUR CURRENT AND POTENTIAL COMPETITORS AND WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY AND INCREASE MARKET SHARE.

The market for our operations is highly competitive and although we believe our operations will feature top-of-the-line casino gambling excursions and operate in a geographically advantageous location, we cannot guarantee that these excursions are enough to effectively capture a significant enough market share to successfully launch and sustain any future operations. Our current and potential competitors may have longer operating histories, significantly greater resources and name recognition, and a larger base of customers than we have. Our competitors may also be able to adopt more aggressive pricing policies and devote greater resources to the development, marketing and sale of their products and services than we can. To be competitive, we must invest significant resources in marketing, promotion, sales, and customer support. We may not have sufficient resources to make these investments or to develop and expand our services in a manner necessary to be competitive, which in turn will cause our business to suffer and restrict our profitability potential.

The entertainment industry is a very competitive field with significantly larger competitors with better financial resources than the Company has at present. These competitors have longer operating histories, significantly greater resources and name recognition as well as larger customer bases than the Company will have initially.

PROBLEMS WITH THE QUALITY AND PRICE OF OUR EXCURSIONS COULD RESULT IN DECREASES IN REVENUE, UNEXPECTED EXPENSES AND LOSS OF MARKET SHARE.

We plan to market and sell our cruise to consumers looking for a daily cruise with the opportunity to gamble without having to travel out of the state of Texas. There are presently no daily gambling cruises operating from Texas ports. Previous casino ships operations in Texas have not been successful and have either ceased operations or never commenced. The previous owners of the Texas Star were unable to commence operations as planned. There can be no assurances that the excursions we plan to offer will appeal to a large enough customer base for us to sustain our operations or even to commence operations.

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THE PRODUCTS WE INTEND TO DISTRIBUTE MAY NOT GAIN MARKET ACCEPTANCE, WHICH WOULD
PREVENT US FROM ACHIEVING SALES AND MARKET SHARE.

The development of a successful market for our technologies may be adversely affected by a number of factors, some of which are beyond our control, including:

     * our failure to offer services that compete favorably against other similar services on the basis of cost, quality and performance;

     *    our failure to market and deliver our services effectively;

     * our failure to create an entertaining experience for our potential customers;

     * our failure to meet the public's demand for excursions at prices and frequency that are compatible with the public's demand; and

     * our failure to develop and maintain successful relationships with customers, investors and strategic business partners.

If the services we intend to provide fail to gain market acceptance, we will be unable to achieve sales and market share.

Regulatory changes in the gaming industry could render our services illegal and obsolete, which would prevent us from continuing operations. Currently, since we intend to operate in international water, we do not have to be licensed by any state to operate a gaming operation.

CONSUMER SPENDING ON LEISURE ACTIVITIES IS AFFECTED BY CHANGES IN THE ECONOMY AND CONSUMER TASTES, AS WELL AS OTHER FACTORS THAT ARE DIFFICULT TO PREDICT AND BEYOND OUR CONTROL. DECREASES IN CONSUMER SPENDING ADVERSELY AFFECTING THE GAMING INDUSTRY COULD HARM OUR BUSINESS, AND UNFAVORABLE ECONOMIC CONDITIONS HAVE IMPACTED AND COULD CONTINUE TO NEGATIVELY IMPACT THE PLAY LEVELS OF OUR CUSTOMERS.

The demand for entertainment and leisure activities tends to be highly sensitive to consumers' disposable incomes, and thus can be affected by changes in the economy and consumer tastes, both of which are difficult to predict and beyond our control. Unfavorable changes in general economic conditions, including recession, economic slowdown, sustained high levels of unemployment, and higher fuel or other transportation costs, may reduce disposable income of casino patrons or result in fewer patrons visiting casinos. As a result, we cannot ensure that demand for our products or services will be developed or can be sustained once developed. Continued adverse developments affecting economies throughout the world, including a general tightening of the availability of credit, increasing interest rates, increasing energy costs, acts of war or terrorism, transportation disruptions, natural disasters, declining consumer confidence, sustained high levels of unemployment or significant declines in the stock market, as well as concerns regarding epidemics and the spread of contagious diseases, could lead to a further reduction in discretionary spending on leisure activities such as gambling. Any significant or prolonged decrease in consumer spending on leisure activities could greatly affect the gaming industry, causing some or all of our proposed customers to decrease spending which would adversely affect our business.

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The gaming industry is intensely competitive. We will face competition from a number of companies, some of whom have greater resources, and if we are unable to compete effectively, our business could be negatively impacted.

SECURITY VULNERABILITIES IN OUR SERVICES COULD LEAD TO REDUCED REVENUES OR TO LIABILITY CLAIMS.

Any systems failure or compromise of our security that results in the malfunction of any of our equipment, causes any injuries or harm to our passengers or to other ships and their passengers and cargo, that affects the gaming results of any of our customers or that results in the disclosure of any of our customers' private or financial information could seriously harm our reputation and brand and, therefore, our business. A security or privacy breach may:

     *    Cause our customers to lose confidence in our services;

     *    Deter consumers from using our services;

     *    Harm our reputation;

     * Require that we expend significant additional resources related to our information security systems and result in a disruption of our operations;

     *    Expose us to liability;

     * Subject us to unfavorable regulatory restrictions and requirements imposed by the state, federal or maritime authorities;

     *    Cause us to incur expenses related to remediation costs; and

     *    Decrease market acceptance of our services.

The risk that these types of events could adversely affect our business is likely to increase as we expand the number of services we offer as well as increase the numbers and types of games that we intend to offer on our excursions, as more opportunities for such breaches of privacy will exist.

OUR COMMERCIAL SUCCESS DEPENDS SIGNIFICANTLY ON OUR ABILITY TO DEVELOP AND COMMERCIALIZE OUR POTENTIAL SERVICES AS RAPIDLY AS POSSIBLE GIVEN OUR RECENT LACK OF OPERATIONS.

Given our lack of viable operations over the past few years, we may have difficulty in raising sufficient funds through the sale of stock or from other types of financing so that we may adequately fund our operations and start operating our planned cruises.

OUR COMMERCIAL SUCCESS DEPENDS ON BEING ABLE TO ADEQUATELY INSURE THE COMPANY FOR THE RISKS ASSOCIATED WITH OPERATING A SHIP AS WELL AS OPERATING A GAMBLING SHIP.

The Company may face liability from consumers injured while on the ship, potential loss of the ship and our revenue stream due to weather and other causes, to name a few. If we become involved in any litigation, it could consume a substantial portion of our resources, regardless of the outcome of the litigation. If any of these actions are successful, we could be required to pay damages. Any substantial award might have the effect of causing the Company to cease operating the gambling operation.

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IF WE ARE UNABLE TO MANAGE OUR GROWTH EFFECTIVELY, OUR BUSINESS, FINANCIAL
CONDITION AND RESULTS OF OPERATIONS MAY BE ADVERSELY AFFECTED.

Development and then expansion of our proposed customer base across Texas is a key element of our marketing strategy. The Company intends to develop and then increase our customer base and pursue market opportunities. Once we commence operations, the expansion of our operations and employee base is expected to place a significant strain on our management, operational and financial resources. There can be no assurance that our current management or sales, marketing & support or technical personnel will be able to support our future operations or to identify, manage and exploit potential market and technological opportunities. If we are unable to manage growth effectively, such inability could have a material adverse effect on our business, financial condition and results of operations.

OUR SUCCESS DEPENDS ON BEING ABLE TO HIRE AND THEN TO RETAIN QUALIFIED PERSONNEL TO OPERATE THE SHIP AND PERSONNEL TO OPERATE THE GAMING OPERATIONS. IF WE ARE NOT SUCCESSFUL IN ATTRACTING AND RETAINING THESE PERSONNEL, OUR BUSINESS WILL SUFFER.

Our success depends substantially on the performance of our management team and key personnel. Currently, we have no employees. All other personnel retained by the Company are hired as consultants on an as-needed basis. Due to the specialized technical nature of our business, we are particularly dependent on our consultants. Our future success will depend on our ability to attract, integrate, motivate and retain qualified sales, operations, gaming and managerial personnel, as well as our ability to successfully implement a plan for management succession.

Competition for qualified personnel in our business areas is intense, and we may not be able to continue to attract and retain key personnel. In addition, if we lose the services of any of our management team or key personnel and are not able to find suitable replacements in a timely manner, our business could be disrupted and we may incur increased operating expenses.

CHANGES IN REGULATORY REQUIREMENTS COULD CREATE ADDITIONAL EXPENSES THAT COULD DECREASE OUR PROFITABILITY.

We cannot predict the nature, scope or effect of future government regulations to which our operations might be subject to or the manner in which existing or future laws will be administered or interpreted. We may be subject to government regulation in many areas, including state, federal and maritime laws. Failure to comply with current or future regulations could result in the imposition of substantial fines, suspension of our business or other actions which could materially and adversely affect our business, financial condition and results of operations. Currently, the cost of complying with existing laws does not have a material effect on our business or financial position.

IF WE ARE UNABLE TO MANAGE OUR GROWTH EFFECTIVELY, OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY BE ADVERSELY AFFECTED.

Development and then expansion of our business in Texas is a key element of our marketing strategy. The Company intends to develop a customer base, begin operating cruise excursions and pursue market opportunities. The expansion of our operations and employee base is expected to place a significant strain on our management, operational and financial resources. There can be no assurance that our current management or sales, marketing, support or technical personnel will be able to support our proposed operations or to identify, manage and

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exploit potential market opportunities. If we are unable to manage growth effectively, such inability could have a material adverse effect on our business, financial condition and results of operations.

THE ELIMINATION OF MONETARY LIABILITY AGAINST THE COMPANY'S DIRECTORS, OFFICERS AND EMPLOYEES UNDER NEVADA LAW AND THE EXISTENCE OF INDEMNIFICATION RIGHTS TO THE COMPANY'S DIRECTORS, OFFICERS AND EMPLOYEES MAY RESULT IN SUBSTANTIAL EXPENDITURES BY THE COMPANY AND MAY DISCOURAGE LAWSUITS AGAINST THE COMPANY'S DIRECTORS, OFFICERS AND EMPLOYEES.

The Company's Certificate of Incorporation contains a specific provision that eliminates the liability of directors for monetary damages to the Company and the Company's stockholders; further, the Company is prepared to give such indemnification to its directors and officers to the extent provided by Nevada law. The foregoing indemnification obligations could result in the Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which the Company may be unable to recoup. These provisions and resultant costs may also discourage the Company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by the Company's stockholders against the Company's directors and officers even though such actions, if successful, might otherwise benefit the Company and its stockholders.

WE MAY BE EXPOSED TO RISKS RELATING TO MANAGEMENT'S CONCLUSION THAT OUR DISCLOSURE CONTROLS AND PROCEDURES AND INTERNAL CONTROLS OVER FINANCIAL REPORTING ARE INEFFECTIVE.

We do not have an independent audit committee and our Board of Directors may be unable to fulfill the functions of such a committee which may compromise the management of our business.

Currently, we do not have an independent audit committee. Our Board of Directors functions as our audit committee and is comprised of three directors, one of whom is not considered to be "independent" in accordance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934. An independent audit committee plays a crucial role in the corporate governance process, assessment of the Company's processes relating to its risks and control environment, oversight of financial reporting, and evaluation of internal and independent audit processes. The lack of an independent audit committee may prevent the Board of Directors from being independent in its judgments and decisions and its ability to pursue the committee's responsibilities, which could compromise the management of our business.

RISKS RELATING TO THE COMMON STOCK

THE COMPANY'S STOCK PRICE MAY BE VOLATILE.

The market price of the Company's common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond the Company's control, including the following:

     * technological innovations or new products and services by the Company or its competitors;

     *    additions or departures of key personnel;

     *    the Company's ability to execute its business plan;

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     *    operating results that fall below expectations;

     *    loss of any strategic relationship;

     *    industry developments;

     *    economic and other external factors; and

     *    period-to-period fluctuations in the Company's financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company's common stock.

WE MAY IN THE FUTURE ISSUE ADDITIONAL SHARES OF OUR COMMON STOCK WHICH WOULD REDUCE INVESTORS' OWNERSHIP INTERESTS IN THE COMPANY AND WHICH MAY DILUTE OUR SHARE VALUE.

Our Articles of Incorporation authorizes the issuance of 750,000,000 shares of common stock, par value $0.001 per share and 75,000,000 shares of preferred stock, $.001 par value. The future issuance of all or part of our remaining authorized common stock may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

In the future, the Company might authorize a class of preferred stock with rights and preferences superior to those of the common stockholders and which might contain provisions giving them priority over the rights of the common stockholders. Any such class of preferred stock may result in substantial dilution to our common stockholders and have an adverse effect on any trading market for our common stock.

FINRA SALES PRACTICE REQUIREMENTS MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

The Financial Industry Regulatory Authority ("FINRA") has adopted rules that relate to the application of the SEC's penny stock rules in trading our securities and require that a broker/dealer have reasonable grounds for believing that the investment is suitable for that customer, prior to recommending the investment. Prior to recommending speculative, low priced securities to their non-institutional customers, broker/dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information.

Under interpretations of these rules, FINRA believes that there is a high probability that speculative, low priced securities will not be suitable for at least some customers. FINRA's requirements make it more difficult for broker/dealers to recommend that their customers buy our common stock, which may have the effect of reducing the level of trading activity and liquidity of our common stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker/dealers may be willing to make a market in our common stock, reducing a shareholder's ability to resell shares of our common stock.

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THE COMPANY'S COMMON STOCK IS CURRENTLY DEEMED TO BE "PENNY STOCK", WHICH MAKES
IT MORE DIFFICULT FOR INVESTORS TO SELL THEIR SHARES.

The Company's common stock is and will be subject to the "penny stock" rules adopted under section 15(g) of the Exchange Act. The penny stock rules apply to companies whose common stock is not listed on the NASDAQ Stock Market or other national securities exchange and trades at less than $5.00 per share or that have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than "established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If the Company remains subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for the Company's securities. If the Company's securities are subject to the penny stock rules, investors will find it more difficult to dispose of the Company's securities.

ITEM 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2010

The Company had no revenue, except for nominal interest income, for either of the years ended December 31, 2010 or 2009, respectively. The Company was dependent on loans and lines of credit to fund its operations in 2010.

General and administrative expenses for each of the years ended December 31, 2010 and 2009 were approximately $127,000 and $41,000, respectively. The increase in 2010 expenditures related principally to the Company's attempts to find a suitable business combination partner as well as increases in administrative costs and professional and consulting fees related to the maintenance of the corporate entity and the Company's continued compliance with the requirements of the Securities Exchange Act of 1934.

The Company recognized aggregate interest accruals, amortization of debt financing fees and accretion of debt discounts of approximately $5,176,000 and $744,000 during each of the years ended December 31, 2010 and 2009, respectively. The Company's convertible debenture with La Jolla Cove Investors, Inc. matured in August 2010. All of the Company's debt is in default due to the December 2008 foreclosure action and, accordingly, has been classified as "current" on the Company's balance sheet regardless of the stated maturity date(s). As of this filing, La Jolla Cove Investors has not made a demand for payment on the matured debenture and, subsequent to year-end, has advanced additional monies to the Company to facilitate the development of the pending 21-Century Silicon transaction.

On May 4, 2009, the Company entered into a Settlement Agreement and Release with AirGATE Technologies Inc. (AirGATE), HM Energy Technologies Inc. (HM), WM Chris Mathers (Mathers), Kathleen Hanafan (Hanafan), Duke Loi (Loi), Samson Investment Company (Samson), Ironman PI Fund (QP), L.P. (Ironman), John Thomas Bridge and Opportunity Fund, LP (John Thomas and, collectively with Samson and Ironman,
SIJ) and Melissa CR 364, LTD (Melissa). In summary, as a result of the various transactions effected under the Agreement, SIJ surrendered all of their shares in the Company, cancelled financial obligations of the Company that exceeded $3.6 million, with interest and terminated their rights under warrant and guaranty agreements. The Company provided all parties with a full release of claims, known and unknown, in exchange for these various surrenders, cancellations and terminations. The Company recognized a gain on extinguishment of debt of approximately $465,000 as a result of these actions.

Earnings per share for the respective years ended December 31, 2010 and 2009 were $(0.00) and $(0.00) based on the weighted-average shares issued and outstanding at the end of each respective period.

BALANCE SHEET

As at December 31, 2010, the Company had assets of $571,260 comprised of a license of $530,000, a note receivable of $40,714 and interest receivable of $546 and had total liabilities of $1,178,357 comprised of a convertible debenture of $286,225, note payable to shareholder of $837,490, accounts payable of $4,570, and accrued interest payable of $50,072.

OPERATING REVENUES

During the year ended December 31, 2010, the Company did not recognize any operating revenue.

In March 2010, the Company issued an aggregate 3,902,439 shares of restricted, unregistered common stock in connection with the redemption of $32,000 in convertible debenture debt. As the conversion price was below the "fair value" of the securities issued, the Company experienced a non-cash charge to operations of approximately $57,760 which will be classified as "interest expense" in the financial statements for the quarter ended March 31, 2010.

In September 2010 and December 2010, the Company issued an aggregate 9,797,416 restricted, unregistered post-reverse split shares to Melissa CR 364 LTD. to retire a combination of approximately $50,000 on the aforementioned line of credit and approximately $146,000 in accumulated accrued interest on both the AirGATE and line of credit notes. As the valuation of the conversion as stated in the separate note agreements was below the "fair value" of the securities issued, the Company experienced a non-cash charge to operations of approximately $4,950,000 which was classified as "interest expense" in the accompanying financial statements.

In December 2010, the Company issued 1,000,000 shares of restricted, unregistered post-reverse split shares, valued at approximately $530,000 which was equal to the closing quotation of the Company's securities on the transaction date, to 21-Century Silicon, Inc. (a Texas corporation) to license the use of 21-Century Silicon's technology and to secure an exclusive right to negotiate to acquire certain intellectual property from 21-Century Silicon. This transaction was not closed.

OPERATING EXPENSES

During the year ended December 31, 2010, the Company had operating expenses and a net loss of $5,304,043.

LIQUIDITY AND CAPITAL RESOURCES

As at December 31, 2010, the Company had no cash balance of zero and a working capital deficit of $(1,137,000).

Our capital needs over the next year, and each subsequent year, will be approximately $2,000,000. Our anticipated expenses per year include:

We expect to incur these expenses over the next year as follows:

TIME PERIOD

EXPECTED EXPENSES

July 1, 2011 - September 30, 2011

$300,000

October 1, 2011 - December 31, 2011

$700,000

January 1, 2012 - March 31, 2012

$500,000

April 1, 2012 - June 30, 2012

$500,000

CASHFLOW FROM OPERATING ACTIVITIES

During the year ended December 31, 2010, the Company used $124,092 of cash for operating activities related to the Company's general operations.

CASHFLOW FROM INVESTING ACTIVITY

During the year ended December 31, 2010, the Company did not have any investing activities.

CASHFLOW FROM FINANCING ACTIVITIES

During the year ended December 31, 2010, the Company received $163,726 from financing activities.

CRITICAL ACCOUNTING POLICIES

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements which are incorporated herein by this reference to the Company's most recent Annual Report for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on January 18, 2011. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

GOING CONCERN

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive activities. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Our continued operations are dependent on our ability to complete equity or debt financing activities or to generate profitable operations. The Company anticipates that it will begin to produce a positive cash flow twelve months after it begins operating the gambling ship. The Company expects to begin operating the ship by the end of the current year. The Company has signed a Letter of Intent for the operation of the gambling ship.

FUTURE FINANCINGS

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund planned acquisitions and exploration activities.

OFF-BALANCE SHEET ARRANGEMENTS

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

CONTRACTUAL OBLIGATIONS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification ("ASC") 820 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. This ASU is effective for interim and annual reporting periods beginning after December 15, 2009. The adoption of ASU 2010-06 did not have a material impact on the Company's financial statements.

In January 2010, the FASB issued an amendment to ASC 505, Equity, where entities that declare dividends to shareholders that may be paid in cash or shares at the election of the shareholders are considered to be a share issuance that is reflected prospectively in EPS, and is not accounted for as a stock dividend. This standard is effective for interim and annual periods ending on or after December 15, 2009 and is to be applied on a retrospective basis. The adoption of this standard is not expected to have a significant impact on the Company's consolidated financial statements.

In January 2010, the FASB issued an amendment to ASC 820, Fair Value Measurements and Disclosure, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard, for which the Company is currently assessing the impact, is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010. The adoption of this standard is not expected to have a significant impact on the Company's consolidated financial statements.

In October 2009, FASB issued an amendment to the accounting standards related to the accounting for revenue in arrangements with multiple deliverables including how the arrangement consideration is allocated among delivered and undelivered items of the arrangement. Among the amendments, this standard eliminated the use of the residual method for allocating arrangement considerations and requires an entity to allocate the overall consideration to each deliverable based on an estimated selling price of each individual deliverable in the arrangement in the absence of having vendor-specific objective evidence or other third party evidence of fair value of the undelivered items. This standard also provides further guidance on how to determine a separate unit of accounting in a multiple-deliverable revenue arrangement and expands the disclosure requirements about the judgments made in applying the estimated selling price method and how those judgments affect the timing or amount of revenue recognition. This standard, for which the Company is currently assessing the impact, will become effective on January 1, 2011.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3. PROPERTIES

We currently maintain a mailing address at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243. Our telephone number is (972) 386-7350. Other than this mailing address, we do not currently maintain any other office facilities and do not anticipate the need for maintaining any other office facility until such time as the gaming ship is closer to commencing operating the gambling cruises.

The X-Change Corporation (Company) was incorporated under the laws of the State of Delaware on February 5, 1969 and changed its corporate domicile to the State of Nevada on October 4, 2000. We were originally organized to seek merger and/or acquisition candidates and engaged in various transactions since our inception. As of December 31, 2008, we had disposed of all assets and operations.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERS

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of August 31, 2011 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                    Amount and
                                                                    Nature of
 Title          Name and Address                   Beneficial       Percentage
of Class       of Beneficial Owner                 Ownership        of Class(1)
--------       -------------------                 ---------        -----------

Common       Melissa 364 Ltd.                       8,747,864          39.15%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

Common       K&D Equity                             2,550,000          11.41%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

Common       CJ Perme                               2,000,000           8.95%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

Common       Arthur Molina*                         5,000,000          22.38%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                    Amount and
                                                                    Nature of
 Title          Name and Address                   Beneficial       Percentage
of Class       of Beneficial Owner                 Ownership        of Class(1)
--------       -------------------                 ---------        -----------

Common       R. Wayne Duke*                                 0           0.00%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

Common       John L. Maguire*                               0           0.00%
             12655 N Central Parkway Suite 1000
             Dallas TX 75243

Common       All directors and executive            5,000,000          22.38%
             officers as a group (3 persons)

             TOTAL:                                18,297,864          81.90%

----------
*    Denotes officer and/or director
(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names and ages of our current directors and executive officers:

Name                Age        Position With the Company        Director Since
----                ---        -------------------------        --------------

Arthur Molina, Jr.  47          CEO, CFO, Director              August 22, 2011

R. Wayne Duke       62          Director                        May, 2011

John McGuire        69          Director                        May, 2011

The board of directors has no nominating, audit or compensation committee at this time.

TERM OF OFFICE

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board of Directors elects officers and their terms of office are at the discretion of the Board of Directors. Each of our directors serves until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office.

BACKGROUND AND BUSINESS EXPERIENCE

The business experience during the past five years of the person presently listed above as an Officer or Director of the Company is as follows:

ARTHUR MOLINA, JR., PRESIDENT & CHIEF EXECUTIVE OFFICER

Arturo R. Molina Jr. (Frost) -- originally known as Kid Frost -- is a pioneer in the field of Latin hip-hop, cutting some of its very first records and helping to bring exposure to other bilingual MCs. The veteran East Los Angeles rapper, who became a hip-hop icon in 1990 with his groundbreaking single "La Raza," has stepped up his game in the last decade, sharpening his lyrical skills and becoming an authority figure in the rap world. His success allowed such Latino rappers as Cypress Hill, Fat Joe, Big Pun to make substantial hip-hop inroads. His music features a hard-hitting mix of hard-core hip-hop, smoothed out cuts for the ladies and laid-back songs for cruising. This versatility is one of Frost's strengths, something that keeps him fresh.

Rapping since 1980, Frost scored his first record deal with Electrobeat Records, thanks to the help of his long time mentor and friend Ice-T. When deciding on his name, Frost decided to model his moniker after that of the man who helped start his career, choosing Frost since Frost comes before ice. Then known as Kid Frost, Frost became a regular on the car show circuit in the mid 1980s. When he released "La Raza" and his debut album, "Hispanic Causing Panic" a few years later, his visibility exploded and helped the Lowrider culture thrive in Southern California and eventually Worldwide. In 1995, Frost dropped the "Kid" from his nickname and signed with Ruthless Records, Eazy-E's label (distributed by Relativity).

With the Company's decision to expand its operations to the entertainment industry, Mr. Frost's extensive experience and connections to the industry will be invaluable in the Company moving forward in this field.

R. WAYNE DUKE, DIRECTOR

R. Wayne Duke is chairman and chief executive officer for Industrial Clearinghouse, a large clearinghouse for industrial MRO products serving the petroleum industry, a position he has held for more than ten years. Mr. Duke holds a BBA in Finance and a Master's Degree in Business from The University of North Texas.

John L. McGuire was formerly chief financial officer at Tyson Foods, Inc. (NYSE:TSN), a position he served in from 1969 to 1983. Mr. McGuire is a CPA and a member of the American Institute of Certified Public Accounts. He has also served on numerous boards of directors, for both private and public companies. Mr. McGuire graduated from the University of Arkansas Walton School of Business.

IDENTIFICATION OF SIGNIFICANT EMPLOYEES

As of the date of this Report, other than our current directors and officers, we have no other full-time or part-time employees.

FAMILY RELATIONSHIP

We currently do not have any officers or directors of our company who are related to each other.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1) A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

     i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

     ii. Engaging in any type of business practice; or

     iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, of finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

     i. Any Federal or State securities or commodities law or regulation; or

     ii. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

     iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

The Company intends to establish an audit committee of the board of directors, which will consist of independent directors. The audit committee's duties will be to recommend to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6. EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our executive officers during the twelve month periods ended December 31, 2010 and 2009:

                           SUMMARY COMPENSATION TABLE

                                                                                   Change in
                                                                                    Pension
                                                                                   Value and
                                                                     Non-Equity   Non-qualified
                                                                     Incentive     Deferred        All
 Name and                                                              Plan         Compen-       Other
 Principal                                      Stock       Option    Compen-       sation       Compen-
 Position       Year   Salary($)    Bonus($)   Awards($)   Awards($)  sation($)    Earnings($)   sation($)  Totals($)
 --------       ----   ---------    --------   ---------   ---------  ---------    -----------   ---------  ---------
Haviland Wright 2010   $    -0-     $   -0-     $  -0-     $    -0-      $-0-          $-0-        $-0-     $    -0-
President, CEO  2009   $    -0-     $   -0-     $  -0-     $    -0-      $-0-          $-0-        $-0-     $    -0-

R. Wayne Duke   2009   $    -0-     $   -0-     $  -0-     $    -0-      $-0-          $-0-        $-0-     $    -0-
Former CEO      2008   $    -0-     $   -0-     $  -0-     $    -0-      $-0-          $-0-        $-0-     $    -0-

As of December 31, 2010, the Company has no other Executive Compensation issues which would require the inclusion of other mandated table disclosures.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

There are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person's responsibilities following a change in control of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no outstanding equity awards to our executive officers as of December 31, 2010.

OPTION AWARDS

No officer or director of the Company received any equity awards, or holds exercisable or unexercisable options, as of the year ended December 31, 2010.

PENSION, RETIREMENT OR SIMILAR BENEFIT PLANS

As of December 31, 2010, we had no pension plans or compensatory plans or other arrangements which provide compensation in the event of termination of employment or change in control of us. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

COMPENSATION OF DIRECTORS

Our directors receive no extra compensation for their service on our board of directors.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

DIRECTOR INDEPENDENCE

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of "Independent Officer" means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Arthur Molina is not an independent director because he is also an executive officer of the Company.

RELATED PARTY TRANSACTIONS

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company's outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manor:

Disclosing such transactions in reports where required;

Disclosing in any and all filings with the SEC, where required;

Obtaining disinterested directors consent; and

Obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8. LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Common Stock

Our common stock is currently quoted on the NASDAQ OTC Bulletin Board, under the trading symbol "XCHC." Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the range of the high and low bid prices per share of our common stock as reported on www.bigcharts.com during the last two calendar years for the period indicated. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Year ended December 31, 2009                      High                   Low
                                                  ----                   ---
     Quarter ended March 31                       $0.002                $0.001

     Quarter ended June 30                        $0.013                $0.001

     Quarter ended September 30                   $0.09                 $0.01

     Quarter ended December 31                    $0.06                 $0.01

Year ended December 31, 2010 (as adjusted for the September 2010 reverse stock split)

     Quarter ended March 31                       $0.184                $0.78

     Quarter ended June 30                        $0.32                 $1.58

     Quarter ended September 30                   $0.05                 $1.00

     Quarter ended December 31                    $0.441                $1.00

RECORD HOLDERS

As of January 12, 2011, there were approximately 142 registered holders of record of the common stock.

REPURCHASES OF EQUITY SECURITIES

We did not purchase any of our equity securities during 2010 and 2009.

EQUITY COMPENSATION

During 2010 and 2009, respectively, we did not issue any shares of our common stock to consultants. We may from time to time issue additional shares to our consultants, employees or directors at the discretion of our board of directors.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

None, other than those previously reported in our Form 10-K for the year ended December 31, 2010 and our current report on Form 8-K filed with the SEC on May 25, 2011.

ITEM 11. DESCRIPTION OF THE REGISTRANT'S SECURITIES

COMMON STOCK

Our authorized capital stock consists of 750,000,000 shares of $0.001 par value common stock and 75,000,000 shares of $0.001 par value preferred stock. Each share of common stock entitles a stockholder to one vote on all matters upon which stockholders are permitted to vote. No stockholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by us, and no stockholder has any right to convert the common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of our common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, if any, our stockholders of common stock are entitled to dividends when, as and if declared by our board from funds legally available therefore and, upon liquidation, to a pro-rata share in any distribution to stockholders. We do not anticipate declaring or paying any cash dividends on our common stock in the foreseeable future.

Pursuant to our Articles of Incorporation, our board has the authority, without further stockholder approval, to provide for the issuance of up to 75,000,000 shares of our preferred stock in one or more series and to determine the dividend rights, conversion rights, voting rights, rights in terms of redemption, liquidation preferences, the number of shares constituting any such series and the designation of such series. Our board has the power to afford preferences, powers and rights (including voting rights) to the holders of any preferred stock preferences, such rights and preferences being senior to the rights of holders of common stock. No shares of our preferred stock are currently outstanding. Although we have no present intention to issue any shares of preferred stock, the issuance of shares of preferred stock, or the issuance of rights to purchase such shares, may have the effect of delaying, deferring or preventing a change in control of our company.

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DIVIDENDS

We have never paid any cash dividends on our common stock. We intend to retain and use any future earnings for the development and expansion of business and do not anticipate paying any cash dividends in the foreseeable future.

We refer you to our Certificate of Incorporation, Bylaws and the applicable provisions of the Nevada private Corporations Law for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have the authority under the Nevada General Corporation Law to indemnify our directors and officers to the extent provided for in such statute. Set forth below is a discussion of Nevada law regarding indemnification which we believe discloses the material aspects of such law on this subject. The Nevada law provides, in part, that a corporation may indemnify a director or officer or other person who was, is or is threatened to be made a named defendant or respondent in a proceeding because such person is or was a director, officer, employee or agent of the corporation, if it is determined that such person:

     *    conducted himself in good faith;

     * reasonably believed, in the case of conduct in his official capacity as a director or officer of the corporation, that his conduct was in the corporation's best interest and, in all other cases, that his conduct was at least not opposed to the corporation's best interests; and

     * in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful.

A corporation may indemnify a person under the Nevada law against judgments, penalties, including excise and similar taxes, fines, settlement, unreasonable expenses actually incurred by the person in connection with the proceeding. If the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification is limited to reasonable expenses actually incurred by the person in connection with the proceeding, and shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. The corporation may also pay or reimburse expenses incurred by a person in connection with his appearance as witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

Our Articles of Incorporation provides that none of our directors shall be personally liable to us or our stockholders for monetary damages for an act or omission in such directors' capacity as a director; provided, however, that the liability of such director is not limited to the extent that such director is found liable for (a) a breach of the directors' duty of loyalty to us or our stockholders, (b) an act or omission not in good faith that constitutes a breach of duty of the director to us or an act or omission that involves intentional misconduct or a knowing violation of the law, (c) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, or (d) an act or omission for which the liability of the director is expressly provided under Nevada law. Limitations on liability provided for in our Articles of Incorporation do not restrict the availability of non-monetary remedies and do

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not affect a director's responsibility under any other law, such as the federal securities laws or state or federal environmental laws.

We believe that these provisions will assist us in attracting and retaining qualified individuals to serve as executive officers and directors. The inclusion of these provisions in our Articles of Incorporation may have the effect of reducing a likelihood of derivative litigation against our directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of case, even though such an action, if successful, might otherwise have benefitted us or our stockholders.

Our Bylaws provide that we will indemnify our directors to the fullest extent provided by Nevada General Corporation Law and we may, if and to the extent authorized by our board of directors, so indemnify our officers and other persons whom we have the power to indemnify against liability, reasonable expense or other matters.

Regarding indemnification for liabilities arising under the Securities Act of 1933 which may be permitted for directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is therefore unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Company's financial statements and notes thereto are hereby incorporated by this reference to the Company's most recent Annual Report for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on January 18, 2011.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

END OF FORM 10 DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits

Exhibit
Number            Description                              Filed
------            -----------                              -----

3.5       Certificate of Amendment to the         Filed with the SEC on April 1,
          Articles of Incorporation               2011 as part of our Current
                                                  Report on Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2011

THE X-CHANGE CORPORATION


/s/ Arthur Molina, Jr.
----------------------------------
Name:  Arthur Molina, Jr.
Title: President

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